Exhibit 10.1

Execution Version

AMENDMENT NO 1. TO AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of July 30, 2015

among

JARDEN CORPORATION,

as the US Borrower,

BARCLAYS BANK PLC,

as Administrative Agent and Collateral Agent,

and

THE LENDERS AND L/C ISSUERS PARTY HERETO

BARCLAYS BANK PLC, CREDIT SUISSE SECURITIES (USA) LLC and UBS SECURITIES

LLC

as Joint Lead Arrangers and Joint Book-Running Managers,

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, HSBC SECURITIES (USA)

INC., RBC CAPITAL MARKETS, SUNTRUST ROBINSON HUMPHREY, INC. AND WELLS

FARGO SECURITIES, LLC

as Joint Book-Running Managers,

DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES LLC AND PNC CAPITAL

MARKETS LLC

as Co-Documentation Agents,

and

BARCLAYS BANK PLC,

as Syndication Agent

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 30, 2015 (this “Amendment”), among JARDEN CORPORATION, a Delaware corporation (the “US Borrower” or the “Borrower Representative”), BARCLAYS BANK PLC, as administrative agent and collateral agent for the Lenders and the L/C Issuers (in such capacities, together with any successor in such capacities, the “Administrative Agent”) and each Lender party hereto, amends certain provisions of the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 19, 2014 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among the US Borrower and the Luxembourg Borrower (as defined in the Credit Agreement), the Lenders and the L/C Issuers party thereto from time to time and the Administrative Agent.

Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement.

WITNESSETH:

WHEREAS, pursuant to, and subject to the terms and conditions of, Section 2.01(c) (Facilities Increase) of the Credit Agreement, the Borrower Representative has requested pursuant to a Facilities Increase Notice (the “Term B1 Facilities Increase”) an increase in the aggregate principal amount of the Tranche B Term Loan Facility to be effectuated by the disbursement of one or more additional Tranche B1 Term Loans to the US Borrower, in an aggregate principal amount of $300,000,000 (each a “New Tranche B1 Term Loan”);

WHEREAS, certain existing Lenders, and certain other Persons as provided herein who are Eligible Assignees, have committed to participate in the New Tranche B1 Term Loans by forwarding their commitment thereof to the Administrative Agent in accordance with Section 2.01(c) (Facilities Increase) of the Credit Agreement (collectively, the “New Tranche B1 Term Loan Lenders”);

WHEREAS, pursuant to, and subject to the terms and conditions of, Section 2.01(c) (Facilities Increase) of the Credit Agreement, the Borrower Representative has requested pursuant to a Facilities Increase Notice an increase (the “Term B2 Facilities Increase”, and together with the Term B1 Facilities Increase, the “Fourth Facilities Increase”) in the aggregate principal amount of the Tranche B Term Loan Facility to be effectuated by the disbursement of an additional Series of Tranche B Term Loans, designated as Tranche B2 Term Loans, to the US Borrower in an aggregate principal amount of $600,000,000 (the “Tranche B2 Term Loans”);

WHEREAS, certain existing Lenders holding Tranche B Term Loans and Tranche B1 Term Loans, and certain other Persons as provided herein who are Eligible Assignees, have committed to participate in the Tranche B2 Term Loans in the amount notified to such Person by the Administrative Agent (but in no event greater than the amount such Person committed to make as Tranche B2 Term Loans) by forwarding their commitment thereof to the Administrative Agent in accordance with Section 2.01(c) (Facilities Increase) of the Credit Agreement (collectively, the “Tranche B2 Term Loan Lenders”);

WHEREAS, in connection with its incurrence of New Tranche B1 Term Loans and Tranche B2 Term Loans, the US Borrower intends to acquire (the “Acquisition”) all of the capital stock of Waddington Group, Inc., a Delaware corporation, through an agreement and plan of merger;

WHEREAS, the Borrower Representative desires to amend certain provisions of the Credit Agreement as more fully described herein necessary to implement the Fourth Facilities Increase;

WHEREAS, pursuant to Section 10.01(a) (Amendments, Etc.) of the Credit Agreement, the Administrative Agent is permitted to, with the consent of the Borrowers, amend, modify or supplement the Credit Agreement to cure any errors (including, but not limited to, typographical errors, incorrect cross-references or incorrectly-named defined terms), defect, ambiguity, inconsistency or any other error or omission of a technical nature without any further action or consent of any other Lender; and

WHEREAS, the Borrower Representative, each Guarantor party to the Guarantor Consent (as defined below), the Lenders executing this Amendment and the Administrative Agent agree, subject to the limitations and conditions set forth herein, to amend certain provisions of the Credit Agreement, in each case, as more fully described herein necessary to implement the Fourth Facilities Increase, and pursuant to Section 10.01(a) (Amendments, Etc.) of the Credit Agreement, the Borrowers, each Guarantor party to the Guarantor Consent (as defined below), and the Administrative Agent agree, subject to the limitations and conditions set forth herein, to amend the Credit Agreement to cure an error of a technical nature in Section 2.08(e)(ii) (the Credit Agreement as amended hereby, the “Amended Credit Agreement”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Certain Amendments to the Credit Agreement. As of the Amendment Number 1 Effective Date (as defined below), and subject to the satisfaction of the conditions set forth in Section 4 (Conditions to Effectiveness) hereof:

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following definitions in such Section 1.01 in the appropriate place to preserve the alphabetical order of the definitions in such Section 1.01:

“Amendment Number 1 to Amended and Restated Credit Agreement” means that certain Amendment No. 1 to this Agreement, dated as of July 30, 2015, among the Borrower Representative, the Administrative Agent and the Lenders party thereto and consented to by the Luxembourg Borrower.

“Amendment Number 1 Effective Date” means the date on which the Amendment Number 1 to Amended and Restated Credit Agreement shall have become effective in accordance with its terms.

“Amendment Number 1 Guarantor Consent” means that certain Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement in the form attached as Exhibit A to the Amendment Number 1 to Amended and Restated Credit Agreement, dated as of July 30, 2015 and executed by each of the Guarantors.

“New Tranche B1 Term Loan” means the new Tranche B1 Term Loans made pursuant to Amendment Number 1 to Amended and Restated Credit Agreement.

“New Tranche B1 Term Loan Lenders” means each Lender that has a Tranche B Term Loan Commitment or a portion of the Outstanding Amount under the Tranche B Term Loan Facility, in each case representing a New Tranche B1 Term Loan.

“Pro Rata Tranche B2 Term Share” means, with respect to each Tranche B2 Term Loan Lender, the percentage (carried out to the ninth decimal place) of the principal amount of the Tranche B2 Term

Loan funded by such Tranche B2 Term Loan Lender as of the date of measurement thereof, after giving effect to any subsequent assignments made pursuant to Section 10.07 (Assignments and Participations), pursuant to which such Tranche B2 Term Loan Lender becomes a party hereto, as applicable.

“Required Tranche B2 Term Loan Lenders” means, as of any date of determination, Tranche B2 Term Loan Lenders having more than fifty percent (50%) of the Outstanding Amount of the Tranche B2 Term Loans; provided that the portion of the Outstanding Amount of the Tranche B2 Term Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Tranche B2 Term Loan Lenders.

“Stated Tranche B2 Term Loan Maturity Date” means July 30, 2022.

“Tranche B2 Term Loan” means each Tranche B2 Term Loan as defined in and made pursuant to Amendment Number 1 to Amended and Restated Credit Agreement.

“Tranche B2 Term Loan Lender” means each Lender that has a Tranche B Term Loan Commitment or a portion of the Outstanding Amount under the Tranche B Term Loan Facility, in each case, representing a Tranche B2 Term Loan.

“Tranche B2 Term Loan Maturity Date” means the earlier to occur of (a) the Stated Tranche B2 Term Loan Maturity Date and (b) such earlier date upon which the Outstanding Amounts under the Tranche B2 Term Loan, including accrued and unpaid interest, are either due and payable or are otherwise paid in full in accordance with the terms hereof.

(b) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by amending and restating the following defined terms in their entirety to read as follows:

“Pro Rata Tranche B Term Share” means, with respect to each Tranche B Term Loan Lender (other than a Tranche B1 Term Loan Lender or a Tranche B2 Term Loan Lender), the percentage (carried out to the ninth decimal place) of the principal amount of the Tranche B Term Loan (other than any Tranche B1 Term Loan or any Tranche B2 Term Loan) funded by such Tranche B Term Loan Lender as of the date of measurement thereof, after giving effect to any subsequent assignments made pursuant to Section 10.07 (Assignments and Participations), pursuant to which such Tranche B Term Loan Lender becomes a party hereto, as applicable.

“Required Tranche B Term Loan Lenders” means, as of any date of determination, Tranche B Term Loan Lenders (except for Tranche B1 Term Loan Lenders and Tranche B2 Term Loan Lenders) having more than fifty percent (50%) of the Outstanding Amount of the Tranche B Term Loans (except for Tranche B1 Term Loans and Tranche B2 Term Loans); provided that the portion of the Outstanding Amount of the Tranche B Term Loans (except for Tranche B1 Term Loans and Tranche B2 Term Loans) held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Tranche B Term Loan Lenders.

“Term Loan Maturity Date” means the Tranche A Term Loan Maturity Date, the Tranche B Term Loan Maturity Date, the Tranche B1 Term Loan Maturity Date, the Tranche B2 Term Loan Maturity Date or the maturity date of any Incremental Term Loan, as applicable.

“Tranche B Term Loan Lender” means each Lender that has a Tranche B Term Loan Commitment or a portion of the Outstanding Amount under the Tranche B Term Loan Facility. Unless otherwise expressly distinguished herein, each use of the term “Tranche B Term Loan Lender” shall include any Tranche B1 Term Loan Lender and any Tranche B2 Term Loan Lender.

(c) The defined term “Applicable Margin” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by (i) adding the phrase “and except for any Tranche B2 Term Loan” immediately following the phrase “except for any Tranche B1 Term Loan” in clause (a) thereof and (ii) inserting the following new clause (c) immediately following clause (b) and re-lettering the current clauses (c) through (e) as new clauses (d) through (f), respectively:

“(c) with respect to the Segments of the Tranche B2 Term Loan maintained as (x) Base Rate Loans, a rate equal to 1.75% per annum and (y) Eurodollar Rate Loans, a rate equal to 2.75% per annum.”

(d) The defined term “Disqualified Stock” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the phrase “Stated Tranche B1 Term Loan Maturity Date” therein and replacing it with the phrase “Stated Tranche B2 Term Loan Maturity Date”.

(e) The defined term “Earlier Maturity Date” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting each use of the phrase “(other than Tranche B1 Term Loans)” immediately following the phrase “Tranche B Term Loans” in clauses (i), (ii) and (iii) thereof and replacing it with “(other than the Tranche B1 Term Loans and Tranche B2 Term Loans)”.

(f) The defined term “Interest Payment Date” appearing in Section 1.01(Defined Terms) of the Credit Agreement is hereby amended by deleting each use of the phrase “the Tranche B Term Loan Maturity Date or the Tranche B1 Term Loan Maturity Date” therein and replacing it with the phrase “, the Tranche B Term Loan Maturity Date, the Tranche B1 Term Loan Maturity Date or the Tranche B2 Term Loan Maturity Date”.

(g) The defined term “Interest Period” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting clause (iii) of the proviso therein in its entirety and replacing it with the following:

“(iii) no Interest Period shall extend beyond (v) with respect to Revolving Loans, Swing Line Loans and L/C Obligations, the Revolving Credit Stated Maturity Date, (w) with respect to any Segment of the Tranche A Term Loan, the Stated Tranche A Term Loan Maturity Date, (x) with respect to any Segment of the Tranche B Term Loan (except for Tranche B1 Term Loans and Tranche B2 Term Loans), the Stated Tranche B Term Loan Maturity Date, (y) with respect to any Segment of the Tranche B1 Term Loan, the Stated Tranche B1 Term Loan Maturity Date and (z) with respect to any Segment of the Tranche B2 Term Loan, the Stated Tranche B2 Term Loan Maturity Date.”

(h) The defined term “Loan Documents” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the phrase “, Amendment Number 1 to Amended and Restated Credit Agreement, the Amendment Number 1 Guarantor Consent” after the phrase “the Fifth Amendment Guarantor Consent” and before the word “and” therein.

(i) The defined term “Permitted Senior Notes” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the phrase “Stated Tranche B1 Term Loan Maturity Date” in clause (iii) of the proviso therein and replacing it with the phrase “Stated Tranche B2 Term Loan Maturity Date”.

(j) The defined term “Tranche B Term Loan” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following:

“Unless otherwise expressly distinguished herein, each use of the term “Tranche B Term Loan” shall include any Incremental Tranche B Term Loan, including the Tranche B1 Term Loans and Tranche B2 Term Loans.”

(k) The defined term “Tranche B Term Loan Commitment” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the phrase “and/or Pro Rata Tranche B1 Term Share, as applicable,” immediately after the phrase “Pro Rata Tranche B Term Share” found therein and replacing it with “, Pro Rata Tranche B1 Term Share and/or Pro Rata Tranche B2 Term Share, as applicable”.

(l) The defined term “Tranche B Term Loan Maturity Date” appearing in Section 1.01(Defined Terms) of the Credit Agreement is hereby amended by deleting the phrase “(except for Tranche B1 Term Loans)” immediately following the phrase “Tranche B Term Loan” in clause (b) thereof and replacing it with “(except for Tranche B1 Term Loans and Tranche B2 Term Loans)”.

(m) Section 2.03(c) (Borrowings, Conversions and Continuations) of the Credit Agreement is hereby amended by deleting the phrases “, (iv) no Segment of the Tranche B Term Loans (except for Tranche B1 Term Loans) may be Converted into or Continued as a Eurodollar Rate Segment without the consent of the Required Tranche B Term Loan Lenders and (v) no Segment of the Tranche B1 Term Loans may be Converted into or Continued as a Eurodollar Rate Segment without the consent of the Required Tranche B1 Term Loan Lenders” and replacing them with the following phrases: “, (iv) no Segment of the Tranche B Term Loans (except for Tranche B1 Term Loans and Tranche B2 Term Loans) may be Converted into or Continued as a Eurodollar Rate Segment without the consent of the Required Tranche B Term Loan Lenders, (v) no Segment of the Tranche B1 Term Loans may be Converted into or Continued as a Eurodollar Rate Segment without the consent of the Required Tranche B1 Term Loan Lenders and (vi) no Segment of the Tranche B2 Term Loans may be Converted into or Continued as a Eurodollar Rate Segment without the consent of the Required Tranche B2 Term Loan Lenders”.

(n) Section 2.06(b) (Optional Prepayment of the Term Loans) of the Credit Agreement is hereby amended by (i) deleting each use of the phrase “, Tranche B Term Loans (except for Tranche B1 Term Loans) and/or Tranche B1 Term Loans” found in clause (i) thereof and replacing it with the phrase “, Tranche B Term Loans (except for Tranche B1 Term Loans and Tranche B2 Term Loans), Tranche B1 Term Loans and/or Tranche B2 Term Loans”, (ii) deleting each use of the phrase “, Tranche B Term Loans (except for Tranche B1 Term Loans) and Tranche B1 Term Loans” found in clause (iii)(u) and thereof and replacing it with the phrase “, Tranche B Term Loans (except for Tranche B1 Term Loans and Tranche B2 Term Loans), Tranche B1 Term Loans and/or Tranche B2 Term Loans” (iii) deleting the phrase “, Pro Rata Tranche B Term Share and/or Pro Rata Tranche B1 Term Share” in clause (i) thereof and replacing it with the phrase “, Pro Rata Tranche B Term Share, Pro Rata Tranche B1 Term Share and/or Pro Rata Tranche B2 Term Share”, (iv) by deleting the phrase “, Tranche B Term Loans (except for Tranche B1 Term Loans) and Tranche B1 Term Loans” in clause (iii)(z) thereof and replacing it with the phrase “, Tranche B Term Loans (except for Tranche B1 Term Loans and Tranche B2 Term Loans), Tranche B1 Term Loans and Tranche B2 Term Loans” and (v) adding the following new clauses (vii) and (viii) immediately after clause (vi) thereof:

“(vii) Any (A) amendment, amendment and restatement or other modification of this Agreement consummated on or prior to the date that is six (6) months after the Amendment Number 1 Effective Date or (B) voluntary prepayment of the New Tranche B1 Term Loans consummated on or prior to the date that is six (6) months after the Amendment Number 1 Effective Date with the proceeds of any other Indebtedness, including a substantially concurrent issuance or incurrence of new bank term loans under this Agreement (which voluntary prepayment shall be deemed to have occurred even if a portion of the New Tranche B1 Term Loans are replaced, converted or re-evidenced with, into or by such new loans)

the effect of which, in the case of either clause (A) or clause (B), is to decrease the Applicable Margin (or otherwise decrease the interest rate) with respect to any of the New Tranche B1 Term Loans (including by virtue of any such replacement, conversion or re-evidencing), shall be accompanied by a fee payable to the New Tranche B1 Term Loan Lenders (which shall include any New Tranche B1 Term Loan Lender that is repaid in connection with any such amendment, amendment and restatement or other modification) in an amount equal to 1.0% of the aggregate principal amount of such amended, amended and restated, modified or prepaid New Tranche B1 Term Loans;” and

“(viii) Any (A) amendment, amendment and restatement or other modification of this Agreement consummated on or prior to the date that is six (6) months after the Amendment Number 1 Effective Date or (B) voluntary prepayment of the Tranche B2 Term Loans consummated on or prior to the date that is six (6) months after the Amendment Number 1 Effective Date with the proceeds of any other Indebtedness, including a substantially concurrent issuance or incurrence of new bank term loans under this Agreement (which voluntary prepayment shall be deemed to have occurred even if a portion of the Tranche B2 Term Loans are replaced, converted or re-evidenced with, into or by such new loans) the effect of which, in the case of either clause (A) or clause (B), is to decrease the Applicable Margin (or otherwise decrease the interest rate) with respect to any of the Tranche B2 Term Loans (including by virtue of any such replacement, conversion or re-evidencing), shall be accompanied by a fee payable to the Tranche B2 Term Loan Lenders (which shall include any Tranche B2 Term Loan Lender that is repaid in connection with any such amendment, amendment and restatement or other modification) in an amount equal to 1.0% of the aggregate principal amount of such amended, amended and restated, modified or prepaid Tranche B2 Term Loans.”

(o) Section 2.08(e) (Repayment of Loans) of the Credit Agreement is hereby amended by deleting the phrase “(except for any Tranche B1 Term Loans)” immediately following the phrase “Tranche B Term Loans” each time such phrase appears therein and replacing it with “(except for any Tranche B1 Term Loans and Tranche B2 Term Loans) and deleting clause (ii) and replacing such deleted clause with the following new clause (ii) and adding a new clause (iii) immediately following new clause (ii):

“(ii) to the Tranche B1 Term Loan Lenders, the aggregate principal amount of all Tranche B1 Term Loans outstanding on the following dates (or, if any such date is not a Business Day, the next succeeding Business Day) in an amount equivalent to the percentage set forth opposite such date of (i) with respect to the first seven dates listed below, the Outstanding Amount of the Tranche B1 Term Loans on the Fourth Amendment Effective Date and (ii) with respect to each other date listed below, the Outstanding Amount of the Tranche B1 Term Loans as of the Fourth Amendment Effective Date plus the amount of Tranche B1 Term Loan Borrowings made on the Amendment Number 1 Effective Date, and subject to adjustments for prepayments made pursuant to Section 2.06 (Prepayments):

Date	Amount
December 31, 2013	0.25%
March 31, 2014	0.25%
June 30, 2014	0.25%
September 30, 2014	0.25%
December 31, 2014	0.25%
March 31, 2015	0.25%
June 30, 2015	0.25%

Date	Amount
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
December 31, 2016	0.25%
March 31, 2017	0.25%
June 30, 2017	0.25%
September 30, 2017	0.25%
December 31, 2017	0.25%
March 31, 2018	0.25%
June 30, 2018	0.25%
September 30, 2018	0.25%
December 31, 2018	0.25%
March 31, 2019	0.25%
June 30, 2019	0.25%
September 30, 2019	0.25%
December 31, 2019	0.25%
March 31, 2020	0.25%
June 30, 2020	0.25%
Tranche B1 Term Loan Maturity Date	the entire unpaid principal balance of the Tranche B1 Term Loans

For the avoidance of doubt, the US Borrower shall repay the entire unpaid principal balance of the Tranche B1 Term Loans on the Tranche B1 Term Loan Maturity Date.

(iii) to the Tranche B2 Term Loan Lenders, the aggregate principal amount of all Tranche B2 Term Loans outstanding on the Amendment Number 1 Effective Date (or, if any such date is not a Business Day, the next succeeding Business Day) in an amount equivalent to the percentage set forth opposite such date and subject to adjustments for prepayments made pursuant to Section 2.06 (Prepayments):

Date	Amount
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%

Date	Amount
December 31, 2016	0.25%
March 31, 2017	0.25%
June 30, 2017	0.25%
September 30, 2017	0.25%
December 31, 2017	0.25%
March 31, 2018	0.25%
June 30, 2018	0.25%
September 30, 2018	0.25%
December 31, 2018	0.25%
March 31, 2019	0.25%
June 30, 2019	0.25%
September 30, 2019	0.25%
December 31, 2019	0.25%
March 31, 2020	0.25%
June 30, 2020	0.25%
September 30, 2020	0.25%
December 31, 2020	0.25%
March 31, 2021	0.25%
June 30, 2021	0.25%
September 30, 2021	0.25%
December 31, 2021	0.25%
March 31, 2022	0.25%
June 30, 2022	0.25%
Tranche B2 Term Loan Maturity Date	the entire unpaid principal balance of the Tranche B2 Term Loans

For the avoidance of doubt, the US Borrower shall repay the entire unpaid principal balance of the Tranche B2 Term Loans on the Tranche B2 Term Loan Maturity Date.”

(p) Section 2.13 (Payments Generally) of the Credit Agreement is hereby amended by (i) deleting each use of the phrase “ or Pro Rata Tranche B1 Term Share” found in clauses (a)(ii) and (c)(ii) thereof and replacing it with the phrase, “Pro Rata Tranche B1 Term Share or Pro Rata Tranche B2 Term Share”, (ii) deleting the phrase “or Pro Rata Tranche B1 Term Shares” immediately after each use of the phrase “Pro Rata Tranche B Term Shares” found in clause (f) thereof and replacing it with the phrase, “Pro Rata Tranche B1 Term Shares or Pro Rata Tranche B2 Term Shares” and (iii) adding the phrase “Fourth Amendment Effective Date or Amendment Number 1 Effective Date, as the case may be,” after the words “Closing Date” in clause (f) thereof.

(q) Section 2.17 (Specified Refinancing Debt) of the Credit Agreement is hereby amended by inserting the phrase “ Pro Rata Tranche B2 Term Share,” immediately after the phrase “Pro Rata Tranche B1 Term Share,” in clause (b) thereof.

(r) Section 3.07(b) (Substitution of Lenders) of the Credit Agreement is hereby amended by deleting the phrase, “its Pro Rata Tranche B Term Share of the Tranche B Term Loan (except for any Tranche B1 Term Loan) and its Pro Rata Tranche B1 Term Share of the Tranche B1 Term Loan” and replacing it with the phrase, “its Pro Rata Tranche B Term Share of the Tranche B Term Loan (except for any Tranche B1 Term Loan and any Tranche B2 Term Loan), its Pro Rata Tranche B1 Term Share of the Tranche B1 Term Loan and its Pro Rata Tranche B2 Term Share of the Tranche B2 Term Loan”.

(s) Section 7.03 (Indebtedness) of the Credit Agreement is hereby amended by deleting the phrase “Stated Tranche B1 Term Loan Maturity Date” in clause (f) thereof and replacing it with the phrase “Stated Tranche B2 Term Loan Maturity Date”;

(t) Section 10.01(a) (Amendments, Etc.) of the Credit Agreement is hereby amended by (i) inserting the phrase “the Required Tranche B2 Term Loan Lenders,” immediately following the phrase “the Required Tranche B1 Term Loan Lenders,” at both instances of the phrase found in clause (ii) thereof, (ii) inserting the phrase “Pro Rata Tranche B2 Term Shares,” immediately following the phrase “Pro Rata Tranche B1 Term Shares,” in clause (vii) thereof, (iii) inserting the phrase ““Required Tranche B2 Term Loan Lenders,”” immediately following the phrase ““Required Tranche B1 Term Loan Lenders,”” in clause (ix) thereof, (v) inserting the phrase ““Pro Rata Tranche B2 Term Share,”” immediately following the phrase ““Pro Rata Tranche B1 Term Share,”” in clause (ix) thereof and (vi) deleting the phrase “and the Required Tranche B1 Term Loan Lenders” in the hanging paragraph immediately following clause (x) thereof and replacing it with the phrase, “the Required Tranche B1 Term Loan Lenders and the Required Tranche B2 Term Loan Lenders”.

(u) Section 10.07(a) (Assignments and Participations) of the Credit Agreement is hereby amended by deleting the phrase “and/or Pro Rata Tranche B1 Term Share” at both instances of the phrase found in clause (i)(D) thereof and replacing it with, “Pro Rata Tranche B1 Term Share and/or Pro Rata Tranche B2 Term Share”.

Section 2. New Tranche B1 Term Loans; New Tranche B1 Term Loan Lenders.

(a) The US Borrower, the Administrative Agent, the New Tranche B1 Term Loan Lenders and the Tranche B2 Term Loan Lenders acknowledge and agree that (i) the New Tranche B1 Term Loans shall be deemed to be “Incremental Tranche B Term Loans”, “Incremental Term Loans”, “Tranche B Term Loans”, “Term Loans” and “Loans”, and (ii) the New Tranche B1 Term Loan Lenders holding New Tranche B1 Term Loans shall be “Tranche B Term Loan Lenders”, “Term Loan Lenders” and “Lenders”, in each case of (i) and (ii) above, under, and for all purposes of, the Amended Credit Agreement (except as expressly provided otherwise in the Amended Credit Agreement) and the other Loan Documents, and such New Tranche B1 Term Loan Lenders shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all of the rights of a Tranche B Term Loan Lender thereunder (except as expressly provided otherwise in the Amended Credit Agreement). The US Borrower, the Administrative Agent, the New Tranche B1 Term Loan Lenders and the Tranche B2 Term Loan Lenders hereby further acknowledge and agree that the New Tranche B1 Term Loans made on the Amendment Number 1 Effective Date shall not constitute a separate Series of Tranche B1 Term Loans, but shall instead be one series with, and increase the amount of, the Tranche B1 Term Loans made on the Fourth Amendment Effective Date and, when funded, will constitute Tranche B1 Term Loans for all purposes of the Amended Credit Agreement. The Term B1 Facilities Increase is a facilities increase pursuant to Section 2.01(c) (Facilities Increase).

(b) The obligations of the New Tranche B1 Term Loan Lenders who committed to make New Tranche B1 Term Loans to fund each of their respective Pro Rata Tranche B1 Term Shares (as defined in the Amended Credit Agreement) of the New Tranche B1 Term Loans are several and not joint. The failure of any New Tranche B1 Term Loan Lender who committed to make New Tranche B1 Term Loans to fund its Pro Rata Tranche B1 Term Share of the New Tranche B1 Term Loans on the applicable Facilities Increase Date shall not relieve any other New Tranche B1 Term Loan Lender who committed to make New Tranche B1 Term Loans of its corresponding obligation to do so on such date, and no New Tranche B1 Term Loan Lender making New Tranche B1 Term Loans shall be responsible for the failure of any other New Tranche B1 Term Loan Lender who committed to make New Tranche B1 Term Loans to fund its Pro Rata Tranche B1 Term Share of the New Tranche B1 Term Loans.

Section 3. Tranche B2 Term Loans; Tranche B2 Term Loan Lenders.

(a) The US Borrower, the Administrative Agent, the New Tranche B1 Term Loan Lenders and the Tranche B2 Term Loan Lenders acknowledge and agree that (i) the Tranche B2 Term Loans shall be deemed to be “Incremental Tranche B Term Loans”, “Incremental Term Loans”, “Tranche B Term Loans”, “Term Loans” and “Loans” and (ii) the Tranche B2 Term Loan Lenders holding Tranche B2 Term Loans shall be “Tranche B Term Loan Lenders”, “Term Loan Lenders” and “Lenders”, in each case of (i) and (ii) above, under and for all purposes of, the Amended Credit Agreement (except as expressly provided otherwise in the Amended Credit Agreement) and the other Loan Documents, and such Tranche B2 Term Loan Lenders shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all of the rights of a Tranche B Term Loan Lender thereunder (except as expressly provided otherwise in the Amended Credit Agreement). The US Borrower, the Administrative Agent, the New Tranche B1 Term Loan Lenders and the Tranche B2 Term Loan Lenders hereby further acknowledge and agree that the Tranche B2 Term Loans made on the Amendment Number 1 Effective Date shall constitute a separate Series of Tranche B Term Loans and, when funded, will constitute Tranche B Term Loans for all purposes of the Amended Credit Agreement. The Term B2 Facilities Increase is a facilities increase pursuant to Section 2.01(c) (Facilities Increase).

(b) The obligations of the Tranche B2 Term Loan Lenders who committed to make Tranche B2 Term Loans to fund each of their respective Pro Rata Tranche B2 Term Shares (as defined in the Amended Credit Agreement) of the Tranche B2 Term Loans are several and not joint. The failure of any Tranche B2 Term Loan Lender who committed to make Tranche B2 Term Loans to fund its Pro Rata Tranche B2 Term Share of the Tranche B2 Term Loans on the applicable Facilities Increase Date shall not relieve any other Tranche B2 Term Loan Lender who committed to make Tranche B2 Term Loans of its corresponding obligation to do so on such date, and no Tranche B2 Term Loan Lender making Tranche B2 Term Loans shall be responsible for the failure of any other Tranche B2 Term Loan Lender who committed to make Tranche B2 Term Loans to fund its Pro Rata Tranche B2 Term Share of the Tranche B2 Term Loans.

Section 4. Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Amendment Number 1 Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a) Certain Documents. The Administrative Agent shall have received each of the following (unless otherwise agreed to or waived by the Administrative Agent), in form and substance satisfactory to the Administrative Agent and dated as of the Amendment Number 1 Effective Date:

(i) this Amendment, duly executed by the Borrower Representative, the Administrative Agent, each New Tranche B1 Term Loan Lender and each Tranche B2 Term Loan Lender;

(ii) the Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement in the form attached hereto as Exhibit A (the “Guarantor Consent”), duly executed by each of the Guarantors;

(iii) written commitments in form and substance satisfactory to the Administrative Agent duly executed by the applicable New Tranche B1 Term Loan Lenders in an aggregate amount at least equal to the amount of the New Tranche B1 Term Loans;

(iv) written commitments in form and substance satisfactory to the Administrative Agent duly executed by the applicable Tranche B2 Term Loan Lenders in an aggregate amount at least equal to the amount of the Tranche B2 Term Loans;

(v) a copy of the certificates of such official attesting to the good standing of each such Loan Party, except for the Luxembourg Borrower, in such State on or prior to the Amendment Number 1 Effective Date;

(vi) (A) with respect to the US Borrower, a certificate of a Secretary or Assistant Secretary of the US Borrower or such other Person designated to act on behalf of the US Borrower; and (B) with respect to any other Loan Party (other than the Luxembourg Borrower), a certificate of a Secretary, an Assistant Secretary or a Vice President of such Loan Party or such Person designated to act on behalf of such Loan Party, in each case, certifying (w) the names and true signatures of each officer of such Loan Party that has been authorized to execute and deliver this Amendment and any Loan Document or any other document required hereunder to be executed and delivered by or on behalf of such Loan Party, (x) that there have been no changes in the by-laws (or equivalent Constituent Document) of such Loan Party as in effect on the date of such certification from the by-laws (or equivalent Constituent Document) of such Loan Party delivered in connection with the Credit Agreement other than those changes attached to the certificate, (y) the resolutions of such Loan Party’s Board of Directors or the Board of Managers or Sole Member (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party, including the incurrence of the New Tranche B1 Term Loans and the Tranche B2 Term Loans and (z) that there have been no changes in the certificate of incorporation (or equivalent Constituent Document) of such Loan Party from the certificate of incorporation (or equivalent Constituent Document) delivered in connection with the Credit Agreement other than those changes attached to the certificate;

(vii) a favorable opinion of Kane Kessler, P.C., counsel to the Loan Parties in form and substance reasonably satisfactory to the Administrative Agent, and addressing such matters related to this Amendment as the Administrative Agent may reasonably request;

(viii) a certificate of a Responsible Officer of the US Borrower, in form and substance satisfactory to the Administrative Agent, stating that the US Borrower and each of its Subsidiaries on a consolidated basis are Solvent after giving effect to the New Tranche B1 Term Loans and the Tranche B2 Term Loans, the application of the proceeds thereof in accordance with this Amendment and the payment of all estimated Attorney Costs, and accounting and other fees related to this Amendment and the Acquisition and to the other Loan Documents and the transactions contemplated thereby; and

(ix) such additional documentation as the Administrative Agent may reasonably require prior to the execution and delivery of this Amendment.

(b) Additional Conditions. (i) The US Borrower shall have delivered to the Administrative Agent a duly executed Tranche B Term Loan Interest Rate Selection Notice, (ii) except as expressly waived or modified pursuant to the terms of this Amendment, the New Tranche B1 Term Loans and the Tranche B2 Term Loans shall be made on the terms and conditions set forth in Section 2.01(c) (Facilities Increase) of the Credit Agreement and (iii) the US Borrower shall be in compliance with Section 7.13 (Financial Covenants) of the Credit Agreement on the Amendment Number 1 Effective Date for the most recently ended fiscal quarter for which financial statements are available pursuant to Section 6.01(a) or (b) (Financial Statements) of the Credit Agreement, both before and after giving pro forma effect to the New Tranche B1 Term Loans and the Tranche B2 Term Loans.

(c) Fees and Expenses Paid. The Borrower Representative shall have paid to the Administrative Agent, for the account of (i) the Agents, all fees and expenses (including Attorney Costs of the Agents) due and payable on or before the Amendment Number 1 Effective Date and (ii) the Lenders (including any Person becoming a Lender of New Tranche B1 Term Loans and Tranche B2 Term Loans on the Amendment Number 1 Effective Date), any fees due and payable on or before the Amendment Number 1 Effective Date.

(d) Representations and Warranties; No Defaults. The Administrative Agent, for the benefit of the Lenders, shall have received a certificate of a Responsible Officer of the US Borrower certifying that the following statements shall be true on the Amendment Number 1 Effective Date, both before and after giving effect to the incurrence of the New Tranche B1 Term Loans and the Tranche B2 Term Loans and the application of the proceeds thereof:

(i) the representations and warranties set forth in Article V (Representations and Warranties) of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date and shall be true and correct in all material respects on and as of the Amendment Number 1 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, and except to the extent such representations and warranties are qualified as to materiality, in which case such representations and warranties shall be true and correct; and

(ii) no Default or Event of Default shall have occurred and be continuing.

Section 5. Certain Covenants and Agreements.

(a) Further Assurances. The Borrower Representative hereby covenants and agrees that after giving effect to this Amendment, the US Borrower and its respective Subsidiaries shall take such other actions and deliver such documents, at their sole cost and expense, as reasonably requested by Administrative Agent in furtherance of the foregoing, and the US Borrower shall otherwise comply in all respects with Section 6.14 (New Subsidiaries and Pledgors) and Section 6.20 (Further Assurances) of the Amended Credit Agreement in accordance with the terms thereof.

(b) Default. Any breach by the US Borrower of its obligations under this Section 5 shall constitute a Default under Section 8.01(c) (Other Defaults) of the Amended Credit Agreement and, if unremedied after the provision of notice and passage of time contemplated by such Section, an Event of Default for all purposes of the Amended Credit Agreement and the other Loan Documents.

Section 6. Representations and Warranties. The Borrower Representative on behalf of itself and the other Loan Parties, hereby represents and warrants to the Administrative Agent and each New Tranche B1 Term Loan Lender and Tranche B2 Term Loan Lender as follows:

(a) The execution, delivery and performance of this Amendment and the Guarantor Consent by each Loan Party that is a party hereto and thereto have been duly authorized by all necessary corporate or other Organizational Action (including the consent of stockholders where required), and this Amendment and the Guarantor Consent do not and will not (i) contravene or violate any of the terms of any of such Person’s Constituent Documents, (ii) conflict with or result in any breach or contravention of, constitute a default under, or result in or permit the termination or acceleration of, any material Contractual Obligation material to the Loan Parties as a whole to which the Person is a party, (iii) result in the creation or imposition of any Lien upon any property of such Person or any of its Subsidiaries except for any Permitted Liens, or (iv) violate any Law the violation of which would be material to the Loan Parties as a whole (including Regulations T, U and X of the FRB) or material order, injunction, writ or decree of any Governmental Authority or arbitral award to which such Person or its property is subject.

(b) This Amendment and the Guarantor Consent have been duly executed and delivered by each Loan Party that is a party hereto and thereto. This Amendment, the Guarantor Consent and the Credit Agreement, as amended hereby, constitute a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party hereto and thereto in accordance with its terms, except as the enforceability thereof may be limited by public policy, applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar Laws relating to or affecting creditors’ rights generally and by the application of general equitable principles (whether considered in proceedings at Law or in equity).

Section 7. Reference to and Effect on the Loan Documents.

(a) As of the Amendment Number 1 Effective Date, each reference in the Credit Agreement and the other Loan Documents to the “Credit Agreement”, “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(b) Except to the extent amended hereby, the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or of any right, power, privilege or remedy of any Agent, any Lender or any L/C Issuer under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document.

(d) The Borrower Representative hereby confirms that the security interests and Liens granted by the Borrowers pursuant to the Loan Documents continue to secure the Obligations and that such security interests and Liens remain in full force and effect.

Section 8. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Section 9. Submission to Jurisdiction. Any legal action or proceeding with respect to this Amendment may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Amendment, each Person party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

Section 10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 11. Severability. The fact that any term or provision of this Amendment (or of the Credit Agreement to the extent modified pursuant to this Amendment) is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 12. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile, PDF or other electronic copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

Section 13. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.

BORROWER REPRESENTATIVE:

JARDEN CORPORATION, a Delaware corporation

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Executive Vice President - Administration, General Counsel and Secretary

[Amendment Number 1 to Amended and Restated Credit Agreement]

CONSENTED to with respect to the amendment of a technical nature contained in Section 1(o) of this Amendment, as permitted under Section 10.01(a) of the Credit Agreement.

LUXEMBOURG BORROWERS:

JARDEN LUX HOLDINGS S.à r.l., a company incorporated under the laws of the Grand Duchy of Luxembourg

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Authorized Signatory

JARDEN LUX FINCO S.à r.l., a company incorporated under the laws of the Grand Duchy of Luxembourg

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Category A Manager

[Amendment Number 1 to Amended and Restated Credit Agreement]

BARCLAYS BANK PLC, as Administrative Agent, New Tranche B1 Term Loan Lender and Tranche B2 Term Loan Lender

By:	/s/ Christopher R. Lee
Name:	Christopher R. Lee
Title:	Vice President

[Amendment Number 1 to Amended and Restated Credit Agreement]